UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2020

IOTA COMMUNICATIONS, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-27587	22-3586087
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Hamilton Street, Suite 1010
Allentown, PA 18101
(Address of principal executive offices)

Registrant’s telephone number, including area code: (855) 743-6478

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 1.01	Entry into a Material Definitive Agreement.

On May 4, 2020, Iota Networks, LLC (the “Borrower”), a wholly owned subsidiary of Iota Communications, Inc. (the “Company”), was granted a loan (the “Loan”) from Western Alliance Bank (the “Lender”) in the aggregate amount of $763,600, pursuant to the Paycheck Protection Program (the “PPP”) under Division A, Title I of the CARES Act, which was enacted on March 27, 2020.

The Loan, which was in the form of a Note dated May 4, 2020 issued by the Borrower, matures on May 4, 2022 and bears interest at a rate of 1.00% per annum, payable monthly commencing on December 4, 2020, unless forgiven in whole or in part in accordance with the PPP regulations. The Note may be prepaid by the Borrower at any time prior to maturity with no prepayment penalties.

All or a portion of the Loan may be forgiven by the SBA upon application by the Borrower beginning 60 days, but not later than 120 days, after Loan approval and upon documentation of expenditures in accordance with the SBA requirements. Under the CARES Act, loan forgiveness is available if the funds received are used for documented payroll costs, interest on covered mortgages, covered rent payments, and covered utilities during the eight-week period beginning on the date the lender makes the first disbursement of the loan to the borrower, provided that at least 75% of the forgiven amount has been used for payroll costs. Forgiveness is based on the borrower’s maintaining or quickly rehiring employees and maintaining applicable salary levels. Forgiveness is reduced if full-time headcount declines or if salaries and wages for employees with salaries of $100,000 or less annually are reduced by more than 25%. In the event the Loan, or any portion thereof, is forgiven pursuant to the PPP, the amount forgiven will be applied to outstanding principal. The Borrower intends to use the Loan proceeds for purposes consistent with the PPP. While the Borrower currently believes that its use of the Loan proceeds will meet the conditions for forgiveness of the Loan, we cannot assure you that we will not take actions that could cause the Borrower to be ineligible for forgiveness of the Loan, in whole or in part.

The Borrower did not provide any collateral or personal guarantees for the Loan, nor did the Borrower pay any facility charge to the government or to the Lender.

The Note also provides for customary events of default, including, among others, events of default relating to failure to make payment or comply with the covenants contained in the Note and related Loan documents, defaults on any other loan with the Lender, defaults on any loan or agreement with another creditor if the Lender believes the default may materially affect the Borrower’s ability to pay the Note, failure to pay any taxes when due, becoming the subject of a civil or criminal action that the Lender believes may materially affect the Borrower's ability to pay the Note, bankruptcy, breaches of representations, judgment, reorganization, merger, consolidation or other changes in ownership or business structure without the Lender’s prior written consent, and material adverse changes in financial condition or business operation that the Lender believes may materially affect the Borrower’s ability to pay the Note. Upon an event of default, the Lender may require immediate payment of all amounts owing under the Note, collect all amounts owing from the Borrower, or file suit and obtain judgment against the Borrower.

The foregoing summary of the Note does not purport to be complete and is qualified in its entirety by reference to the Note, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 2.03	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

See the discussion set forth in Item 1.01, “Entry into a Material Definitive Agreement” of this Current Report on Form 8-K, which discussion is incorporated herein by this reference.

Forward-Looking Statements

Certain statements included in this Form 8-K are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may involve known and unknown risks, uncertainties, and other factors that may cause actual results, performance, or achievements of the Company to be materially different from historical results or from any future results or projections expressed or implied by such forward-looking statements. Accordingly, readers should not place undue reliance on any forward-looking statements. In addition to statements that explicitly describe such risks and uncertainties, readers are urged to consider statements in the conditional or future tenses or that include terms such as “believes,” “belief,” “expects,” “estimates,” “intends,” “anticipates,” or “plans” to be uncertain and forward-looking. Among the factors that could cause actual results to differ materially from those described or projected herein are the following: financial market conditions; actions by the Loan parties; changes by the SBA or other governmental authorities regarding the CARES Act, the Paycheck Protection Program or related administrative matters; the availability of forgiveness of the Loan; and the Borrower’s ability to comply with the terms of the Loan and the CARES Act, including to use the proceeds of the Loan as described herein. Additional factors include those listed under Part I, Item 1A. “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2019 and the Company’s other filings with the SEC. Except as required by law, the Company assumes no obligation to update or revise these forward-looking statements for any reason, even if new information becomes available in the future.

ITEM 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	U.S. Small Business Administration Paycheck Protection Program Note Entered into on May 4, 2020 by the Borrower

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IOTA COMMUNICATIONS, INC.

Date: May 8, 2020	By:	/s/ Terrence DeFranco
Name: Terrence DeFranco
Title: Chief Executive Officer